UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

NIMBLE STORAGE, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required.

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	1)	Title of each class of securities to which transaction applies:
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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Important Notice of Availability of Proxy Materials for the Stockholder Meeting of NIMBLE SToRAGE, Inc. To Be Held on: July 16, 2015 at 9:00 a.m. at the offices of Fenwick & west LLP located at 801 California Street, Mountian View, California 94041 company number account number control number This communication presents only an overview of the more complete proxy materials that are available to you on the internet. we encourage you to access and review all of the important information contained in the proxy materials before voting. if you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below before July 6, 2015. Please visit http://www.astproxyportal.com/ast/18702/, where the following materials are available for view: • Notice of Annual Meeting of Stockholders • Proxy Statement • Form of Electronic Proxy Card • Annual Report on Form 10-K to request material: TELEPHoNE: 888-Proxy-NA (888-776-9962) 718-921-8562 (for international callers) E-MAiL: info@amstock.com WEBSITE: http://www.amstock.com/proxyservices/requestmaterials.asp TO VOTE: ONLINE: To access your online proxy card, please visit www. vote proxy, com and follow the on-screen instructions or scan the QR code with your smartphone. You may enter your voting instructions at www.voteproxy.com up until 11:59 PM Pacific Time the day before the meeting date. IN PERSON: You may vote your shares in person by attending the Annual Meeting. MAIL: You may request a card by following the instructions above. 1. Election of Class II Directors 2. To ratify the appointment of Ernst & Young LLP as the independent registered public accounting firm for the fiscal year ending January 31, NoMiNEES: 2016. James J. Goetz William D. “BJ” Jenkins, Jr. Ping Li 3. To transact such other business as may properly come before the meeting or any i g i adjournments or postponements thereof. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. Please note that you cannot use this notice to vote by mail.

ANNUAL MEETING OF STOCKHOLDERS OF NIMBLE STORAGE, INC. July 16, 2015 PROXY VOTING INSTRUCTIONS INTERNET—Access “www.voteproxy.com” and follow the on-screen |T|^|T| instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page. Vote online until 11:59 PM Pacific Time the day before the meeting. MAIL—Sign, date and mail your proxy card in the envelope provided as soon as possible. IN PERSON—You may vote your shares in person by attending the Annual Meeting. COMPANY NUMBER GO GREEN—e-Consent makes it easy to go paperless. With I \ \ e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter ACCOUNT NUMBER and paper waste. Enroll today via www.amstock.com to enjoy online access. NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, proxy statement and proxy card are available at http://www.astproxyportal.com/ast/18702 I Please detach along perforated line and mail in the envelope provided IF you are not voting via the Internet. 20330000000000000000 9 071b15 THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSAL 2. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE E FOR AGAINST ABSTAIN 1. Election of Class II Directors 2. To ratify the appointment of Ernst & Young LLP as the i—i i—i i—i independent registered public accounting firm for the I—I I—I I—I ? nominees: fiscal year ending January 31, 2016. for all nominees O James J. Goetz O William D. “BJ” Jenkins, Jr. I 1 WITHHOLD AUTHORITy O Ping Li 3. To transact such other business as may properly come before the meeting or any FORALLNOMINEEs adjournments or postponements thereof. FOR ALL EXCEPT In their discretion, the proxies are authorized to vote upon such other business as (See instructions below) . ’ . ‘ ,, . , . . . r . . , . may properly come before the Annual Meeting. This proxy when properly executed will be voted as directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR ALL NOMINEES in Proposal 1 and FOR Proposal 2. INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via I I this method. Signature of Stockholder! Date: (Signature of Stockholder I Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.